P.M. MANAGEMENT SYSTEMS, INC.

  (Formerly named Process Based Management,
                    Inc.)

        (A development stage company)



                AUDIT REPORT


      Consolidated Financial Statements













              December 31, 1995













          Janet Loss, C.P.A., P.C.
         Certified Public Accountant
     3525 South Tamarac Drive, Suite 120
           Denver Colorado  80237




        INDEX TO FINANCIAL STATEMENTS




        P.M. MANAGEMENT SYSTEMS, INC.
        (A development stage company)

















              TABLE OF CONTENTS



ITEM
PAGE

Report of Certified Public
Accountant......................           2

Consolidated Balance Sheet, December 31,
1995..............                         3

Consolidated Statement of Loss,
for the year ended December 31,
1995.......................                4

Consolidated   Statement   of   Stockholders
Equity,
for the year ended December 31,
1995.......................                5

Consolidated Statement of Cash Flows,
for the year ended December 31,
1995.......................                6

Notes to Financial
Statements.............................. 7-8













          Janet Loss, C.P.A., P.C.
         Certified Public Accountant
     3525 South Tamarac Drive, Suite 120
           Denver, Colorado 80237
                303-220-0227




Board of Directors
P.M. Management Systems, Inc.
(Formerly  named  Process  Based  Management,
Inc.)
404 Scott Point Drive
Salt Spring Island, BC Canada V8K2R2





I  have audited the accompanying consolidated
balance  sheet  of  P.M. Management  Systems,
Inc.  (a  development stage  company)  as  of
December   31,   1995,   and   the    related
consolidated     statements     of      Loss,
Stockholders Equity and Cash Flows for the year ended December 31, 1995.

I  conducted  my  audit  in  accordance  with
generally accepted auditing standards.  These
standards require that I plan and perform the
audit  to  obtain reasonable assurance  about
whether the financial statements are free  of
material   misstatement.    An   audit   also
includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In  my  opinion,  the consolidated  financial
statements referred to above present  fairly,
in   all  material  respects,  the  financial
position of P.M. Management Systems, Inc. as of December 31, 1995, and the results of its operations and its cash flow for the year ended December 31, 1995.




Janet Loss, C.P.A., P.C.


February 20, 1999






                      2
        P.M. MANAGEMENT SYSTEMS, INC.
        (A development stage company)


         CONSOLIDATED BALANCE SHEET
              December 31, 1995



ASSETS



CURRENT ASSETS:

License rights ( note 2)          $ 1,924,999

Investment in
Ad-A-Cab Canada, Inc.                      1

TOTAL     ASSETS                            $
1,925,000


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT     LIABILITIES:                    $
0

STOCKHOLDERS' EQUITY(DEFICIT):
Common stock, no par value per share,
Authorized, issued and outstanding
10,000,000                             shares
1,999,150

Preferred stock, no par value,
Authorized, issued and outstanding
1,000,000 shares                       1,000

Sub-total:                    $ 2,000,150

Deficit accumulated during the
Development Stage                 (   75,000)

Treasury stock                 (      150)

TOTAL          STOCKHOLDERS'          EQUITY:
1,925,000

TOTAL LIABILITIES AND
STOCKHOLDERS'     EQUITY:                   $
1,925,000




The accompanying notes are an integral part
of
these financial statements.
                      3
        P.M. MANAGEMENT SYSTEMS, INC.
        (A development stage company)

       CONSOLIDATED STATEMENT OF LOSS

    For the year ended December 31, 1995



REVENUES:                       $
0

       GENERAL AND ADMINISTRATIVE EXPENSES:

Automobile expenses                    1,726
Travel and promotion                   22,474
Office facilities and rent             23,876
Consulting fees                       24,862
Professional fees                     1,610
Product testings                       751

TOTAL GENERAL AND ADMINISTRATIVE
EXPENSES:                             75,299

INCOME (LOSS) FROM OPERATIONS      ( 75,299)

       OTHER INCOME AND (EXPENSES):

Forgiveness of debt                  94,418

Write-off obsolete materials
and product development costs       ( 24,106)

TOTAL OTHER INCOME AND (EXPENSES):
70,312

NET INCOME (LOSS):               $(
4,987)

NET INCOME (LOSS) PER
SHARE OF COMMON STOCK:               N/A













The accompanying notes are an integral part
of the financial statements.
                      4
        P.M. MANAGEMENT SYSTEMS, INC
        (A development stage company)

   CONSOLIDATED STATEMENT of STOCKHOLDERS
                   EQUITY

    For the year ended December 31, 1995









                                                  Deficit
            Number of    Number of                                Accumulated
            shares        shares        Amount     Amount
Treasury  during the
            common      Preferred   Common     Preferred   stock
Development   Total

Balance,
January 1,
1995      10,000,000  1,000,000  1,999,150   1,000      ( 150)     (70,013)
1,929,987


Net (Loss)
For the
year ended
December
31,1995     0          0            0           0          0         (4,987)
(4,987)

Balance,
December
31,1995      10,000,000  1,000,000     1,999,150   1,000      (150)
(75,000)     1,925,000



The accompanying notes are an integral part of the financial statement.

                      5
        P.M. MANAGEMENT SYSTEMS, INC
        (A development stage company)

    CONSOLIDATED STATEMENT OF CASH FLOWS

    For the year ended December 31, 1995









Cash Provided By (Used For)
Operating Activities:

(Loss) For the year ended
December 31, 1995              $(  4,987)

Net decrease in accounts payable
and accrued liabilities         ( 9,800)

Sub-total:                      (14,787)

Investing Activities:

Decrease in Product development
costs                            8,806

Financing activities:

Advances from a director        (2,160)

Net (decrease) in cash
for the period                 ( 8,141)

Cash, beginning of the period:    8,141

Cash, End of the period:         $    0











The  accompanying notes are an integral  part
of these financial statements.
                      6
        P.M. MANAGEMENT SYSTEMS. INC.
        (A Development stage company)

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
              December 31, 1995


NOTE  1  -  ORGANIZATION OF  P.M.  MANAGEMENT
SYSTEMS, INC.:
P.M.  Management Systems, Inc. is a  Colorado
Corporation   and   is   currently   in   the
development   stage.   On  May  6,1994,   the
Company  changed its name from Process  Based
Management, Inc. to P.M. Management  Systems,
Inc.

On  September  5, 1994, the Company  acquired
all of the outstanding ownership interests in
Ad-A-Cab  America, L.L.C., a Wyoming  limited
liability    company.     To    effect    the
reorganization    pursuant     to     Section
368(a)(1)(B) of the Internal Revenue Code, the Company issued 7,980,000 shares of its previously authorized, but unissued, no par value common stock.

In  January  of 1996, the Company  terminated
its  ownership interests in Ad-A-Cab America,
L.L.C..  The above mentioned 7,980,000 common
shares that were issued on September 5,  1994
were returned by Ad-A-Cab America, L.L.C. and canceled by the company.

NOTE  2 - ORGANIZATION AND LICENSE RIGHTS  OF
AD-A-CAB AMERICA, INC. L.L.C.:

The Company was formed as a limited liability company under the laws of the state of Wyoming on November 23, 1993, and is in the development stage.

The   Company  has  entered  into  a  license
agreement  with Ad-A-Cab America  Limited,  a
Hong   Kong   Corporation(AAC   Hong   Kong),
granting  the  Company  the  exclusive  North
American rights for the Ad-A-Cab-rooftop-mounted taxi advertising system ( the North
American License Rights).

The North American license rights are for a term of three years, commencing May 14, 1994, and require the Company to pay a royalty on revenues earned by the Company from the rooftop-mounted advertising units as follows:

   (a)   in  the  two-year period immediately
after   the   Companys   purchase    of    a
rooftop-mounted advertising unit- 15%

  (b)  after such two-year period - 10%

The   North   American  License  rights   are
renewable, pursuant to the terms of the agreement, upon mutual agreement between the Company and AAC Hong Kong.

In  exchange for the right to enter into  the
license  agreement with AAC  Hong  Kong,  the
Company issued two ownership units, valued at
$1   million   per   unit,   representing   a
reimbursement  of  notes  issued   by   those
parties to the third parties in exchange for the exclusive North American License Rights.

                         7



        P.M. MANAGEMENT SYSTEMS, INC.
        (A development stage company)

  NOTES TO CONSOLIDATED FINANCIAL STATMENTS
              December 31, 1995


NOTE 2 - CONTINUED:
On March 15, 1994, the Company entered into an agreement Ad-A-Cab, Canada, Ltd. (AAC
Canada) granting AAC Canada the exclusive
Canadian rights for the Ad-A-Cab rooftop-mounted taxi advertising system(the Canadian
License Rights).  AAC Canada paid Cdn.
$100,000 and issued 2,400,000 AAC Canada common shares(50% of its outstanding shares).
A royalty on the revenues earned by AAC
Canada (which are to be paid directly to AAC
Hong Kong) from the rooftop-mounted
advertising units is as follows:

  (a)  during the two-year period immediately
after AAC Canadas purchase of       rooftop-
mounted advertising unit - 15%

  (b)  after such two-year period - 10%

The Canadian License Rights are for a term of three years, commencing March 15, 1994, and are renewable, pursuant to the terms of the agreement, upon mutual agreement between the Company and ACC Canada.

NOTE 3 - GOING CONCERN:
Since its formation, the Company has incurred
losses  of  $75,000.   The  ability  of   the
Company to achieve its development plans  and
recover the carrying value of license  rights
is  dependent upon the support  of  its  unit
holders   and   creditors  to   provide   the
necessary  funding  for  ongoing  operations.
These financial statements have been prepared on a going concern basis and do not reflect adjustments which would be necessary if the Company were unable to continue as a going concern.

NOTE 4 - INVESTMENT IN AD-A-CAB CANADA, INC.:
During the period, the Company incurred and paid management fees of $24,862 and rent of $23,876 to a director who is related to one of the ownership unit holders. The other ownership unit holder has a minority interest in ACC Hong Kong.

NOTE 5 - CURRENCY EXCHANGE:
The financial statements are presented in dollar amounts based on the United States
Currency Exchange.

NOTE 6 - SUBSEQUENT EVENTS:
In January of 1996, the Company terminated its ownership interests in Ad-A-Cab America, L.L.C. and then canceled the 7,980,000 common shares that were issued on September 5, 1994 for the reorganization purchase agreement.





                      8